Exhibit 10.16

Execution Version

May 26, 2016

(1)                                 BUNGE SECURITIZATION B.V., as Seller

(2)                                 BUNGE NORTH AMERICA CAPITAL, INC., as U.S. Intermediate Transferor

(3)                                 COÖPERATIEVE RABOBANK U.A. (F/K/A COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A.), as Italian Intermediate Transferor

(4)                                 KONINKLIJKE BUNGE B.V. (F/K/A BUNGE FINANCE B.V.), as Master Servicer

(5)                                 The Persons set forth on Schedule 1 hereto as Sub-Servicers

(6)                                 The Committed Purchasers party hereto

(7)                                 COÖPERATIEVE RABOBANK U.A. (F/K/A COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A.), as Administrative Agent

AMENDMENT TO AND RESTATEMENT OF THE
SERVICING AGREEMENT

CONTENTS

Clause		Page

1.	Definitions and interpretation	2
2.	Amendment and restatement of the Servicing Agreement	2
3.	Representations	2
4.	Continuance	2
5.	Further Assurance	2
6.	Conditions Precedent	2
7.	Notices, etc.	3
8.	Execution in counterparts	3
9.	Governing law; submission to jurisdiction	3
10.	No proceeding; limited recourse	3

Schedules

Schedule 1	Sub-Servicers
Schedule 2	Amended and Restated Servicing Agreement

THIS AMENDMENT TO AND RESTATEMENT OF THE SERVICING AGREEMENT (this “Amendment and Restatement”) is dated May 26, 2016 and made between:

(1)                                 BUNGE SECURITIZATION B.V., as Seller (the “Seller”);

(2)                                 BUNGE NORTH AMERICA CAPITAL, INC., as U.S. Intermediate Transferor (the “U.S. Intermediate Transferor”);

(3)                                 COÖPERATIEVE RABOBANK U.A. (F/K/A COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A.), as Italian Intermediate Transferor (the “Italian Intermediate Tranferor”);

(4)                                 KONINKLIJKE BUNGE B.V. (F/K/A BUNGE FINANCE B.V.), as Master Servicer (the “Master Servicer”);

(5)                                 The Persons set forth on Schedule 1 hereto, as Sub-Servicers (the “Sub-Servicers”);

(6)                                 The Committed Purchasers party hereto (the “Committed Purchasers”); and

(7)                                 COÖPERATIEVE RABOBANK U.A. (F/K/A COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A.), as Administrative Agent (the “Administrative Agent”),

the Seller, the U.S. Intermediate Transferor, the Italian Intermediate Transferor, the Master Servicer, the Sub-Servicers, the Committed Purchasers and the Administrative Agent are hereinafter collectively referred to as the “Parties” and each of them a “Party”.

BACKGROUND:

(A)                               This Amendment and Restatement is supplemental to and amends and restates the servicing agreement, dated June 1, 2011, made among the Parties to this Amendment and Restatement (the “Servicing Agreement”).

(B)                               The Parties have agreed to amend the Servicing Agreement and restate it on the terms set out below.

(C)                               This Amendment and Restatement is a Transaction Document as defined in the Receivables Transfer Agreement, dated June 1, 2011, as amended on May 24, 2012, July 25, 2012, April 23, 2013, May 28, 2013 and March 14, 2014 and as amended and restated on May 27, 2014, as further amended and restated on May 22, 2015, and as further amended and restated on May 26, 2016, among the Seller, the Master Servicer, the persons from time to time party thereto as Conduit Purchasers, the persons from time to time party thereto as Committed Purchasers, the persons from time to time party thereto as Purchaser Agents, Coöperatieve Rabobank U.A., as the Administrative Agent and Purchaser Agent, and Bunge Limited, as Performance Undertaking Provider  (the “Receivables Transfer Agreement”).

IT IS AGREED that:

1.                                      DEFINITIONS AND INTERPRETATION

Unless otherwise defined herein, capitalized terms which are used herein shall have the meanings assigned to such terms in Section 1.1 (Certain defined terms) of the Receivables Transfer Agreement.  The principles of interpretation set forth in Section 1.2 (Other terms) and 1.3 (Computation of time periods) of the Receivables Transfer Agreement shall apply to this Amendment and Restatement as if fully set forth herein.

2.                                      AMENDMENT AND RESTATEMENT OF THE SERVICING AGREEMENT

With effect from the Amendment Effective Date (as such term is defined in Clause 6 (Conditions Precedent)), the Servicing Agreement shall be amended and restated so that it shall be read and construed for all purposes as set out in the Schedule (Amended and Restated Servicing Agreement).

3.                                      REPRESENTATIONS

The Master Servicer represents and warrants to the other Parties hereto that, after giving effect to this Amendment and Restatement, each of its representations and warranties set forth in the Servicing Agreement, as such representations and warranties apply to the Master Servicer, is true and correct in all material respects on and as of the date hereof as though made on and as of such date except for representations and warranties stated to refer to a specific earlier date, in which case such representations and warranties are true and correct as of such earlier date.

4.                                      CONTINUANCE

The Parties hereby confirm that the provisions of the Servicing Agreement and the other Transaction Documents shall continue in full force and effect, subject only to the amendments effected thereto by this Amendment and Restatement.

5.                                      FURTHER ASSURANCE

The Parties shall, upon request of the Administrative Agent, and at the cost of the Seller, do all such acts and things necessary or desirable to give effect to the amendments effected or to be effected by this Amendment and Restatement.  Each of the Parties thereto hereby ratifies and confirms each of the Transaction Documents to which it is a party.

6.                                      CONDITIONS PRECEDENT

This Amendment and Restatement shall become effective as of the date first above written upon receipt by the Administrative Agent of counterparts of this Amendment and Restatement duly executed by each of the Parties (the “Amendment Effective Date”).

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7.                                      NOTICES, ETC.

All communications and notices provided for hereunder shall be provided in the manner described in Schedule 2 (Address and Notice Information) to the Receivables Transfer Agreement.

8.                                      EXECUTION IN COUNTERPARTS

This Amendment and Restatement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment and Restatement by facsimile or by electronic file in a format that is accessible by the recipient shall be effective as delivery of a manually executed counterpart of this Amendment and Restatement.

9.                                      GOVERNING LAW; SUBMISSION TO JURISDICTION

(a)                                 THIS AMENDMENT AND RESTATEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

(b)                                 Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the non-exclusive jurisdiction of the Supreme Court of the State of New York sitting in the Borough of Manhattan and of the United States District Court for the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Amendment and Restatement.  Each party hereto hereby irrevocably waives, to the fullest extent that it may legally do so, the defense of an inconvenient forum to the maintenance of such action or proceeding.  Each party hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

10.                               NO PROCEEDING; LIMITED RECOURSE

(a)                                 Each of the parties hereto hereby agrees that (i) it will not institute against any Conduit Purchaser any proceeding of the type referred to in the definition of Event of Bankruptcy until there shall have elapsed two years plus one day since the Final Payout Date and (ii) notwithstanding anything contained herein or in any other Transaction Document to the contrary, the obligations of the Conduit Purchasers under the Transaction Documents are solely the corporate obligations of the Conduit Purchasers and shall be payable solely to the extent of funds which are received by the Conduit Purchasers pursuant to the Transaction Documents and available for such payment in accordance with the terms of the Transaction Documents and shall be non-recourse other than with respect to such available funds and, without limiting this Section 10, if ever and until such time as any Conduit Purchaser has sufficient funds to pay such obligation shall not constitute a claim against such Conduit Purchaser.

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(b)                                 No recourse under any obligation, covenant or agreement of any Conduit Purchaser contained in this Amendment and Restatement or any other Transaction Document shall be had against any incorporator, stockholder, officer, director, member, manager, employee or agent of such Conduit Purchaser by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that this Amendment and Restatement and the other Transaction Documents are solely a corporate obligation of such Conduit Purchaser, and that no personal liability whatever shall attach to or be incurred by any incorporator, stockholder, officer, director, member, manager, employee or agent of such Conduit Purchaser or any of them under or by reason of any of the obligations, covenants or agreements of such Conduit Purchaser contained in this Amendment and Restatement or any other Transaction Document, or implied therefrom, and that any and all personal liability for breaches by such Conduit Purchaser of any of such obligations, covenants or agreements, either at common law or at equity, or by statute, rule or regulation, of every such incorporator, stockholder, officer, director, member, manager, employee or agent is hereby expressly waived as a condition of and in consideration for the execution of this Amendment and Restatement; provided that the foregoing shall not relieve any such Person from any liability it might otherwise have as a result of fraudulent actions taken or fraudulent omissions made by them.

[Signature pages follow.]

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IN WITNESS WHEREOF, the parties have executed this Amendment and Restatement as of the day and year first above written.

KONINKLIJKE BUNGE B.V., as Master Servicer

By:
Name:
Title:

By:
Name:
Title:

BUNGE SECURITIZATION B.V., as Seller

By:
Name:
Title:

By:
Name:
Title:

[Signature to Amendment to and Restatement of the Servicing Agreement]

COÖPERATIEVE RABOBANK U.A., as Administrative Agent, Committed Purchaser and Italian Intermediate Transfer

By:
Name:
Title:

[Signature to Amendment to and Restatement of the Servicing Agreement]

BUNGE NORTH AMERICA CAPITAL, INC., as U.S. Intermediate Transferor

By:
Name:
Title:

[Signature to Amendment to and Restatement of the Servicing Agreement]

CRÉDIT AGRICOLE CORPORATE & INVESTMENT BANK, as Committed Purchaser

By:
Name:
Title:

[Signature to Amendment to and Restatement of the Servicing Agreement]

MATCHPOINT FINANCE PLC, as Committed Purchaser

By:
Name:
Title:

[Signature to Amendment to and Restatement of the Servicing Agreement]

BUNGE NORTH AMERICA INC., as Sub-Servicer

By:
Name:
Title:

[Signature to Amendment to and Restatement of the Servicing Agreement]

BUNGE OILS INC., as Sub-Servicer

By:
Name:
Title:

[Signature to Amendment to and Restatement of the Servicing Agreement]

BUNGE NORTH AMERICA (EAST), LLC, as Sub-Servicer

By:
Name:
Title:

[Signature to Amendment to and Restatement of the Servicing Agreement]

BUNGE MILLING, INC., as Sub-Servicer

By:
Name:
Title:

[Signature to Amendment to and Restatement of the Servicing Agreement]

BUNGE MILLING, LLC., as Sub-Servicer

By:
Name:
Title:

[Signature to Amendment to and Restatement of the Servicing Agreement]

BUNGE NORTH AMERICA (OPD WEST), INC., as Sub-Servicer

By:
Name:
Title:

[Signature to Amendment to and Restatement of the Servicing Agreement]

BUNGE CANADA, as Sub-Servicer

By:
Name:
Title:

[Signature to Amendment to and Restatement of the Servicing Agreement]

WALTER RAU LEBENSMITTELWERKE GMBH, as Sub-Servicer

By:
Name:
Title:

By:
Name:
Title:

[Signature to Amendment to and Restatement of the Servicing Agreement]

BUNGE ITALIA S.P.A., as Sub-Servicer

By:
Name:
Title:

[Signature to Amendment to and Restatement of the Servicing Agreement]

BUNGE IBÉRICA PORTUGAL, S.A., as Sub- Servicer

By:
Name:
Title:

By:
Name:
Title:

[Signature to Amendment to and Restatement of the Servicing Agreement]

BUNGE IBÉRICA, S.A.U., as Sub- Servicer

By:
Name:
Title:

By:
Name:
Title:

[Signature to Amendment to and Restatement of the Servicing Agreement]

SCHEDULE 1

INITIAL SUB-SERVICERS

1.                                      Bunge North America Inc.

2.                                      Bunge Oils Inc.

3.                                      Bunge North America (East), LLC

4.                                      Bunge Milling, LLC

5.                                      Bunge Milling, Inc.

6.                                      Bunge North America (OPD West), Inc.

7.                                      Bunge Canada

8.                                      Walter Rau Lebensmittelwerke GmbH

9.                                      Bunge Italia S.p.A.

10.                               Bunge Ibérica Portugal, S.A.

11.                               Bunge Ibérica, S.A.U.

SCHEDULE 2

AMENDED AND RESTATED SERVICING AGREEMENT